Note 3 – Notes Receivable	9 Months Ended
Sep. 30, 2022
Cardio Diagnostics Member During Reverse Merger [Member]
Note 3 – Notes Receivable

Note 3 – Notes Receivable

In connection with a planned business combination (Note 10), the Company provided extension payments totaling $433,334 to the target company on August 23, 2022 and September 23, 2022 in exchange for non-interest bearing promissory notes. The notes are payable on the earlier of the date that the Company consummates the business combination or the termination of the merger agreement. The target company, Mana Capital Acquisition Corp. repaid the balance of the notes to the Company by issuing 43,334 shares of its common stock to the Company’s legacy shareholders on a pro rata basis on October 25, 2022, the closing date of the Merger.